Filed pursuant to Rule 497(a)(1)

File No. 333-165585

Rule 482 ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING OF $200 MILLION 30-YEAR 7.75% SENIOR UNSECURED NOTES

New York, NY—October 15, 2010—Ares Capital Corporation (Nasdaq: ARCC) announced that it has priced an underwritten public offering of $200 million in aggregate principal amount of its senior unsecured notes.  The notes will mature on October 15, 2040 and may be redeemed in whole or in part at our option at any time on or after October 15, 2015.  The notes bear interest at a rate of 7.75% per year payable quarterly on January 15, April 15, July 15 and October 15 of each year, commencing on January 15, 2011.

Banc of America Securities LLC, Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC are acting as joint bookrunning managers for this offering.  The offering is expected to close on October 21, 2010, subject to customary closing conditions.  Ares Capital has granted the underwriters an option to purchase up to an additional $30 million in aggregate principal amount of notes to cover over-allotments, if any.

Ares Capital expects to use the net proceeds from the offering to repay outstanding indebtedness under its revolving credit facility and for general corporate purposes.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of Ares Capital before investing.  The prospectus supplement dated October 14, 2010 and the accompanying prospectus dated October 8, 2010, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the notes or any other securities nor will there be any sale of the notes or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.  A shelf registration statement relating to the notes was filed and has been declared effective by the Securities and Exchange Commission.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from (1) Banc of America Securities LLC, One Bryant Park, New York, NY 10036, or by phone at 1-800-294-1322, (2) Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, NY 10036, or by phone at 1-866-718-1649, (3) UBS Securities LLC, 299 Park Avenue, New York, NY 10171, or by phone at 1-877-827-6444, ext. 561 3884 and (4) Wells Fargo Securities, LLC, 301 S. College Street, Charlotte, NC 28288, or by phone at 1-800-326-5897.

ABOUT ARES CAPITAL CORPORATION

Ares Capital is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.  With offices in Atlanta, Chicago, Los Angeles, New York and Washington, D.C., Ares Capital is a specialty finance company that provides integrated debt and equity financing solutions to U.S. middle market companies.  Ares Capital invests primarily in first- and second-lien loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, Ares Capital also makes equity investments. Ares Capital is externally managed by Ares Capital Management LLC, an affiliate of Ares Management LLC, a global alternative asset manager and a Securities and Exchange Commission registered investment adviser. As of June 30, 2010, Ares Management LLC had approximately $37 billion of committed capital under management.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition.  These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties.  Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission, including the prospectus supplement dated October 14, 2010 and the accompanying prospectus dated October 8, 2010.  Ares Capital undertakes no duty to update any forward-looking statements made herein.

Contact:

Carl Drake

Ares Capital Corporation

404-814-5204